UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 8, 2013

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 8, 2013, News Corporation (the “Company”) released its financial results for the quarter ended March 31, 2013. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01	REGULATION FD DISCLOSURE.

New News Corporation, the proposed global publishing entity to be formed as part of the Company’s intended separation into two independent, publicly traded companies (“New News Corporation”), will hold an Investor Day on May 28, 2013 in New York. A live audio webcast of the Investor Day can be accessed on the Company’s web site at www.newscorp.com beginning at 1:00 p.m. (New York). An archived replay of the audio webcast will be available through June 28, 2013.

New News Corporation will also hold an Investor Day on June 5, 2013 in Sydney. A live audio webcast of the Investor Day can be accessed on the Company’s web site at www.newscorp.com beginning at 1:00 p.m. (Sydney). An archived replay of the audio webcast will be available through July 5, 2013.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by News Corporation, dated May 8, 2013, announcing News Corporation’s financial results for the quarter ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Deputy General Counsel

Dated: May 8, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by News Corporation, dated May 8, 2013, announcing News Corporation’s financial results for the quarter ended March 31, 2013.